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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 5, 2002


                         THE HOUSTON EXPLORATION COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
         DELAWARE                                 001-11899                                 22-2674487
  (STATE OR OTHER JURISDICTION                (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER
        OF INCORPORATION)                                                               IDENTIFICATION NO.)
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                           1100 LOUISIANA, SUITE 2000
                           HOUSTON, TEXAS 77002 - 5215
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 830-6800


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 29, 2002, our Board of Directors, upon recommendation of the Audit Committee, resolved (i) not to renew the engagement of our independent public accountants, Arthur Andersen LLP and (ii) to appoint Deloitte & Touche LLP as independent public accountants.

         The audit reports of Arthur Andersen on the consolidated financial statements of our company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years ended December 31, 2001, and the subsequent interim period through the date of this Form 8-K, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended December 31, 2001 or within the interim period through the date of this Form 8-K.

         We provided Andersen with a copy of the above disclosures. A letter dated April 5, 2002, from Arthur Andersen stating its agreement with our statements is listed under Item 7 as Exhibit 16.1 and incorporated herein by reference.

         During the two most recent fiscal years ended December 31, 2001, and the subsequent interim period through the date of this Form 8-K, we did not consult with Deloitte & Touche regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit No.       Description
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16.1              Letter of Arthur Andersen LLP regarding change in certifying accountant.

99.1              Press Release, dated April 5, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE HOUSTON EXPLORATION COMPANY



                                    By: /s/  James F. Westmoreland
                                        ---------------------------------------
                                        James F. Westmoreland
                                        Vice President, Chief Accounting Officer
                                        and Secretary


Date:  April 5, 2002